December 19, 2002

                           DREYFUS A BONDS PLUS, INC.

                  Supplement to Prospectus dated August 1, 2002



         At a special meeting of shareholders held on December 18, 2002, fund shareholders approved changing the fund's investment objective effective January 20, 2003. Accordingly, as of January 20, 2003, the following information supplements and supersedes any contrary information contained in the section of the fund's prospectus entitled "Goal/Approach."

         The fund seeks to maximize total return, consisting of capital appreciation and current income.